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Exhibit 27(r)

                        Northstar Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements

      WHEREAS, Northstar Life Insurance Company ("Northstar Life") has established a separate account to fund certain variable life insurance contracts; and

      WHEREAS, Northstar Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Northstar Life which has been established for the purpose of issuing group variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group variable universal life insurance policies to be registered under the Securities Act of 1933.

      NOW THEREFORE, We, the undersigned Directors and Officers of Northstar Life, do hereby appoint Dennis E. Prohofsky and Geoffrey S. Michel, and each of them individually, as attorney in fact for the purpose of signing in their names and on their behalf as Directors of Northstar Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering policies of the Variable Universal Life Account for sale by that entity and Northstar Life under the Securities Act of 1933; and b) registering the Variable Universal Life Account as a unit investment trust under the Investment Company Act of 1940.

      Signature                     Title                             Date
      ---------                     -----                             ----
/s/ Robert E. Hunstad               Director, President and       July 31, 2002
-----------------------------       Chief Executive Officer
    Robert E. Hunstad


/s/ Paul W. Anderson                Director                      July 31, 2002
-----------------------------
    Paul W. Anderson

/s/ John F. Bruder                  Director                      July 31, 2002
-----------------------------
    John F. Bruder

/s/ Susan L. Ebertz                 Director                      July 31, 2002
-----------------------------
    Susan L. Ebertz

                                    Director
-----------------------------
    John M. Gibbons, III

      Signature                     Title                              Date
      ---------                     -----                              ----
                                    Director
-----------------------------
    Kathleen A. Hagen

/s/ James E. Johnson                Director                      July 31, 2002
-----------------------------
    James E. Johnson


                                    Director
-----------------------------
    James S. Matthews

/s/ Geoffrey S. Michel              Director                      July 31, 2002
-----------------------------
    Geoffrey S. Michel

/s/ Dennis E. Prohofsky             Director                      July 31, 2002
-----------------------------
    Dennis E. Prohofsky

                                    Director
-----------------------------
    Joseph W. Sarbinowski

/s/ Robert L. Senkler               Director                      July 31, 2002
-----------------------------
    Robert L. Senkler

                                    Director
-----------------------------
    William L. Spearman